Exhibit 10.9

(Multicurrency--Cross Border)
                                    ISDA(R)
                 International Swap Dealers Association, Inc.

                                   SCHEDULE
                                    to the
                               Master Agreement
                        dated as of December 21, 2006


between JPMORGAN CHASE BANK, N.A.  and   J.P. MORGAN CHASE  COMMERCIAL  MORTGAGE
                                         SECURITIES TRUST 2006-LDP9

            ("Party A")                           ("Party B")

                         PART 1: Termination Provisions
                                 ----------------------

(a) (i) "Trust Agreement" means the Pooling and Servicing Agreement dated as of December 1, 2006, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, Inc., as master servicer No. 1, Capmark Finance Inc., as master servicer No. 2, Wachovia Bank, National Association, as master servicer No. 3, LNR Partners, Inc., as special servicer, LaSalle Bank National Association, as trustee, and Wells Fargo Bank, N.A., as paying agent, as amended, modified, supplemented, restated or replaced from time to time.

        (ii) "Class A-2SFL Certificates" means the Commercial Mortgage Pass-Through Certificates, Series 2006-LDP9, Class A-2SFL, issued by Party B under the Trust Agreement.

(b)     "Specified Entity" means, in relation to Party A for the purpose of:-


        Section 5(a)(v) (Default under Specified               none;
        Transaction),

        Section 5(a)(vi) (Cross Default),                      none;

        Section 5(a)(vii) (Bankruptcy),                        none; and

        Section 5(b)(iv) (Credit Event Upon Merger),           none;

                in relation to Party B for the purpose of:

        Section 5(a)(v) (Default under Specified Transaction)  none;

        Section 5(a)(vi) (Cross Default),                      none;

        Section 5(a)(vii) (Bankruptcy),                        none; and

        Section 5(b)(iv) (Credit Event Upon Merger),           none.

(c)     "Specified Transaction" will have the meaning specified in Section 14.

(d) The "Breach of Agreement" provisions of Section 5(a)(ii), the "Misrepresentation" provisions of Section 5(a)(iv), and the "Default under Specified Transactions" provisions of Section 5(a)(v) will not apply to Party B. The "Cross Default" provisions of Section 5(a)(vi) will not apply to Party A or Party B.

(e)     The "Credit Event Upon Merger" provisions of Section 5(b)(iv)

               will not apply to Party A

               will not apply to Party B.

(f)     The "Automatic Early Termination" provision of Section 6(a)

               will not apply to Party A

               will not apply to Party B.

(g)     Payments on Early Termination. For the purpose of Section 6(e):

        (i) Market Quotation will apply.

        (ii) The Second Method will apply.

        (iii) Both Party A and Party B agree that any amounts payable by Party B to Party A under Section 6(e), if any, in connection with any Event of Default or Termination Event will be payable only from collections on the Trust Estate (as defined below), and only from funds, if any, remaining in the Floating Rate Account (as defined in the Trust Agreement) after all other amounts have been paid under the Class A-2SFL Certificates (including all principal amounts outstanding) under the Trust Agreement.

(h)     "Termination Currency" means United States Dollars.

(i)     Additional Termination Events. It shall be an Additional Termination
        Event:

        (i) if Party B fails to comply with Part 1(j) of this Schedule, in which event Party B shall be the sole Affected Party and all Transactions shall be Affected Transactions; or

        (ii) if Party A fails to satisfy any of the requirements of Part 5(m), within the applicable time periods set forth therein, in which event Party A shall be the sole Affected Party and all Transactions shall be Affected Transactions.

(j) Amendments. Party B shall deliver to Party A a copy of any proposed amendment to the Trust Agreement, and any amendment to the Trust Agreement that could reasonably materially and adversely affect Party A shall be subject to Party A's prior consent.

(k) Downgrade of Party A. If a Ratings Event (as defined below) shall occur and be continuing with respect to Party A, then Party A shall, within 5 Local Business Days of such Ratings Event, (A) give notice to Party B of the occurrence of such Ratings Event, and (B) at Party A's option and sole expense, (x) transfer Party A's rights and obligations under this Agreement and all Confirmations related hereto to another party (such party whose long term debt is being rated at least "A1" (and not on watch for possible downgrade) by Moody's (as defined below) or rated at least "A+" by Fitch and S&P (as defined below)), subject to Rating Agency confirmation, and at the cost of Party A, or (y) post Eligible Collateral on a mark-to-market basis to secure Party B's exposure, if any, to Party A, and such Eligible Collateral shall be provided in accordance with an ISDA Credit Support Annex to be entered into between Party A and Party B in the form attached hereto as Exhibit A, which will be attached hereto and made a part hereof within 10 Local Business Days of Party A's election to post Eligible Collateral. The Eligible Collateral to be posted and the Credit Support Annex to be executed and delivered shall be subject to Rating Agency confirmation. Party A's obligations to find an eligible transferee or to post Eligible Collateral under such Credit Support Annex shall remain in effect only for so long as a Ratings Event is continuing with respect to Party A. For the purpose of this Part 1(k), a "Ratings Event" shall occur with respect to Party A if the long-term senior unsecured deposit ratings of Party A cease to be at least "A3" by Moody's Investors Service, Inc., or any successor thereto ("Moody's"), at least "A-" by Fitch, Inc., or any successor thereto ("Fitch") or at least "A-" by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or any successor thereto ("S&P"), to the extent such obligations are rated by Moody's or S&P.

        The failure by Party A to either post Eligible Collateral or transfer its rights and obligations to an eligible transferee in accordance herewith shall constitute an Additional Termination Event for which Party A shall be the sole Affected Party.

(l) Failure to Pay or Deliver. Section 5(a)(i) is hereby deleted in its entirety and replaced with the following:

               "Failure to Pay or Deliver. Failure by the party to make, when due, any payment under this Agreement or delivery under
               Section 2(a)(i) or 2(e) required to be made by it."

                          PART 2: Tax Representations
                                  -------------------
(a) Payer Tax Representations. For the purpose of Section 3(e) of this Agreement, Party A and Party B will make the following representation:-

        It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (x) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement, (y) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement and (z) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (y) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b) Payee Tax Representations. For the purpose of Section 3(f) of this Agreement, Party A and Party B will make the following representations specified below, if any:- none

                     PART 3: Agreement to Deliver Documents
                             ------------------------------
For the purpose of Section 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following documents:

(a)     Tax forms, documents or certificates to be delivered are:


Party required to deliver                                    Date by which to be
         document             Form/Document/Certificate           delivered
-------------------------   ---------------------------    ---------------------
Party A and Party B         Any form, document or          Upon request
                            certificate as may be
                            requested pursuant to
                            Section 4(a)(iii) of this
                            Agreement.


(b)     Other documents to be delivered are:-



                                                                                  Covered by
  Party required to                                         Date by which to     Section 3(d)
  deliver document         Form/Document/Certificate          be delivered      Representation
-------------------    ---------------------------------   -----------------   ---------------
Party B                Statements to Certificateholders    As soon as          Yes
                       of Party B                          available.

Party B                Certified copies of all corporate   Upon execution      Yes
                       authorizations and any other        and delivery of
                       documents with respect to the       this Agreement
                       execution, delivery and
                       performance of this Agreement and
                       the Trust Agreement

Party A and            Certificate of authority and        Upon execution      Yes
Party B                specimen signatures of              and delivery of
                       individuals executing this          this Agreement
                       Agreement, and any Confirmations    and thereafter
                                                           upon request of
                                                           the other party

                             PART 4: Miscellaneous
                                     -------------
(a) Address for Notices. For the purpose of Section 12(a) of this Agreement:-

        Address for notice or communications to Party A:

        JPMorgan Chase Bank, N.A.
        270 Park Avenue
        6th Floor
        New York, New York  10017
        Attention: Andrew Taylor
        Telephone No.: 212-834-3813
        Facsimile No.: 212-834-6598

        with a copy to:

        JPMorgan Chase Bank, N.A.
        270 Park Avenue
        10th Floor
        New York, New York  10017
        Attention: Mark Levine
        Telephone No.: 212-834-9346
        Facsimile No.: 212-834-6593

        Address for notice or communications to Party B:

        J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-LDP9 c/o Wells Fargo Bank, N.A.
        9062 Old Annapolis Road
        Columbia, Maryland 21045
        Attention: Corporate Trust Services-J.P. Morgan 2006-LDP9


        with a copy to:

        LaSalle Bank National Association
        135 South LaSalle Street, Suite 1625
        Chicago, Illinois 60603
        Attention: Global Securities and Trust Services, J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-LDP9
        Telecopy No.: 312-904-1085

        with a copy to:

        J.P. Morgan Chase Commercial Mortgage Securities Corp.
        270 Park Avenue
        New York, New York  10017
        Attention: Charles Lee
        Telephone No.: 212-834-9328
        Facsimile No.: 212-834-6593

(b)     Process Agent. For the purpose of Section 13(c):

        Party A appoints as its Process Agent: Not applicable.

        Party B appoints as its Process Agent: Not applicable.

(c)     Offices. The provisions of Section 10(a) will apply to this Agreement.

(d)     Multibranch Party. For the purpose of Section 10 of this Agreement:-

        Party A is not a Multibranch Party.

        Party B is not a Multibranch Party.

(e)     Calculation Agent. The Calculation Agent is Party B.

(f)     Credit Support Document. Details of any Credit Support Document:-

        Party B agrees that only the amounts with respect to the Class A-2SFL Certificates on deposit in the Floating Rate Account (as such terms are defined in the Trust Agreement) held by the Paying Agent under the Trust Agreement (such amounts, the "Trust Estate") shall constitute security for the obligations of Party B to Party A under this Agreement.

        Party A agrees that any ISDA Credit Support Annex entered into between Party A and Party B pursuant to Part 1(k) hereof shall be a Credit Support Document for purposes of this Agreement.

(g)     Credit Support Provider.

        Credit Support Provider means in relation to Party A:    Not
        applicable.

        Credit Support Provider means in relation to Party B:    Not
        applicable

(h) Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York (without reference to its conflict of laws doctrine, other than Section 5-1401 of the General Obligations Law).

(i) Netting of Payments. All amounts payable on the same date, in the same currency and in respect of the same Transaction shall be netted in accordance with Section 2(c) of this Agreement. The election contained in the last paragraph of Section 2(c) of this Agreement shall not apply for the purposes of this Agreement.

(j) "Affiliate" will have the meaning specified in Section 14 of this Agreement.

                            PART 5: Other Provisions
                                    ----------------
(a)     RESERVED.

(b) Delivery of Confirmations. For each Transaction entered into hereunder, Party A shall promptly send to Party B a Confirmation via facsimile transmission. Party B agrees to respond to such Confirmation within three (3) Local Business Days, either confirming agreement thereto or requesting a correction of any error(s) contained therein. Failure by Party A to send a Confirmation or of Party B to respond within such period shall not affect the validity or enforceability of such Transaction. Absent manifest error, there shall be a presumption that the terms contained in such Confirmation are the terms of the Transaction.

(c) Recording of Conversations. Each party to this Agreement acknowledges and agrees to the tape recording of conversations between trading and marketing personnel of the parties to this Agreement whether by one or other or both of the parties or their agents, and that any such tape recordings may be submitted in evidence in any Proceedings relating to the Agreement.

(d) Furnishing Specified Information. Section 4(a)(iii) is hereby amended by inserting "promptly upon the earlier of (i)" in lieu of the word "upon" at the beginning thereof and inserting "or (ii) such party learning that the form or document is required" before the word "any" on the first line thereof.

(e) Notice by Facsimile Transmission. Section 12(a) is hereby amended by inserting the words "2(b)," between the word "Section" and the number "5" and inserting the words "or 13(c)" between the number "6" and the word "may" in the second line thereof.

(f) Section 3(a) of this Agreement is amended by (i) deleting the word "and" at the end of clause (iv); (ii) deleting the period at the end of clause (v) and inserting therein "; and "; and (iii) by inserting the following additional representation:

        "(vi) Eligible Contract Participant. Each party represents to the other party (which representation will be deemed to be repeated by each party on each date on which a Transaction is entered into) that it is an "eligible contract participant" as defined in Section 1a(12) of the U.S. Commodity Exchange Act, 7 U.S.C. Section 1a(12)."
(g) Section 3 is revised so as to add the following Section (g) at the end thereof:

        "(g) Relationship Between Parties. Each party represents to the other party and will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):-

                     (i) Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. Further, such party has not received from the other party any assurance or guarantee as to the expected results of that Transaction.

                     (ii) Evaluation and Understanding. It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the financial and other risks of that Transaction.

                     (iii) Status of Parties. The other party is not acting as an agent, fiduciary or advisor for it in respect of that Transaction."

(h) Waiver of Right to Trial by Jury. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(i) Non Petition. Party A hereby agrees that it will not, prior to the date which is one year and one day after all the Class A-2SFL Certificates issued by Party B pursuant to the Trust Agreement have been paid in full, acquiesce, petition or otherwise invoke or cause Party B to invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against Party B under any federal or state bankruptcy, insolvency or similar law or for the purpose of appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official for Party B or any substantial part of the property of Party B, or for the purpose of ordering the winding up or liquidation of the affairs of Party B. Nothing herein shall prevent Party A from participating in any such proceeding once commenced.

(j) Limited Recourse. The obligations of Party B under this Agreement are limited recourse obligations of Party B, payable solely from amounts remaining in the Trust Estate after payment in full of all amounts due to the Class A-2SFL Certificates, subject to and in accordance with the terms of the Trust Agreement. No recourse shall be had for the payment of any amount owing in respect of this Agreement against the trustee or paying agent, or any officer, member, director, employee, security holder or incorporator thereof (each, an "Affiliated Person") of Party B or its successors or assigns for any amounts payable under this Agreement. Upon application of the Trust Estate in accordance with the Trust Agreement, Party A shall not be entitled to take any further steps against Party B to recover any sums due but still unpaid hereunder or thereunder, and all claims by Party A against Party B hereunder and/or under the Trust Agreement shall be extinguished.

(k) Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by LaSalle Bank National Association ("LaSalle"), not individually or personally but solely as the trustee, in the exercise of the powers and authority conferred and vested in it, (b) the representations, undertaking and agreements herein made on the part of the Trust are made and intended not as personal representations, undertakings and agreements by LaSalle but are made and intended for the purpose of binding only the Trust, (c) nothing herein contained shall be construed as creating any liability on LaSalle, individually or personally (other than to act with the standard of care provided under the Trust Agreement), to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties who are signatories to this Agreement and by any person claiming by, through or under such parties and (d) under no circumstances shall LaSalle be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement.

(l) Transfer. Section 7 of the Agreement is supplemented by the additional requirement that any transfer or assignment by Party A of its obligations under this Agreement (including any Confirmation), and any amendments to this Agreement (including any Confirmation), shall be subject to Rating Agency confirmation.

(m)     Compliance with Regulation AB.

        (i) If at any time after the date hereof for so long as Party B is required to file periodic reports under the Securities Exchange Act of 1934, as amended (the "Exchange Act") with respect to the Certificates, in the reasonable determination made in good faith of the Sponsors (as defined in the Prospectus), the aggregate "significance percentage" (as defined in Regulation AB ("Regulation AB") under the Securities Act of 1933, as amended, and the Exchange Act) of all derivative instruments (contemplated by Item 1115 of Regulation AB) provided by Party A and any of its affiliates to Party B is at least 10% but less than 20%, Party A shall, subject to subparagraph (iii) below, within five (5) Business Days following request therefor by Party B provide the financial information required under Item 1115(b)(1) of Regulation AB for Party A (and for the group of affiliated entities, if applicable) (the "Item 1115(b)(1) Information"). Any such Item 1115(b)(1) Information shall be in a form suitable for conversion to the format required for filing by the Depositor with the Securities and Exchange Commission via the Electronic Data Gathering and Retrieval System (EDGAR).

        (ii) If at any time after the date hereof for so long as Party B is required to file periodic reports under the Exchange Act with respect to the Certificates, in the reasonable determination made in good faith of the Sponsors, the aggregate "significance percentage" of all derivative instruments (contemplated by Item 1115 of Regulation AB) provided by Party A and any of its affiliates to Party B is at least 20%, Party A shall, subject to subparagraph (iii) below, within five (5) Business Days following request therefor by Party B provide the financial information required under Item 1115(b)(2) of Regulation AB for Party A (and for the group of affiliated entities, if applicable) (the "Item 1115(b)(2) Information", and together with the Item 1115(b)(1) Information, the "Additional Information"). Any such Item 1115(b)(2) Information shall be in a form suitable for conversion to the format required for filing by the Depositor with the Securities and Exchange Commission via the Electronic Data Gathering and Retrieval System (EDGAR). In addition, any such Item 1115(b)(2) Information shall be accompanied by any necessary auditor's consents.

        (iii) If Party A is unable to provide any such Additional Information if, as and when required, Party A shall, at its option, within ten (10) Business Days following request therefor, (1) promptly post collateral satisfactory to the Sponsors in an amount which is reasonably determined in good faith to be sufficient to reduce the aggregate "significance percentage" to (x) in the case of subparagraph (i) above, below 10%, and
        (y) in the case of subparagraph (ii) above, provided Party A is able to meet the requirements of subparagraph (i) above, below 20%, in each case pursuant to a Credit Support Annex or similar agreement reasonably satisfactory to the Sponsor, or (2) at the sole expense of Party A, without any expense or liability to Party B, transfer or assign its obligations under this Agreement to a substitute counterparty reasonably acceptable to Party B that (x) is able to provide such Additional Information if, as and when required, and (y) enters into an agreement similar in form to this Agreement pursuant to which such substitute counterparty agrees to provide the Additional Information if, as and when required.

        (iv) Party A's obligation to provide any such Additional Information shall terminate beginning in any such year in which Party B's obligation to file periodic reports under the Exchange Act has been terminated, and shall continue to be terminated unless Party B notifies Party A that Party B's obligations to file periodic reports under the Exchange Act has resumed.

Accepted and agreed:

JPMORGAN CHASE BANK, N.A.                 J.P. MORGAN CHASE COMMERCIAL MORTGAGE
                                          SECURITIES TRUST 2006-LDP9



By:  /s/ Andrew B. Taylor                By: LaSalle Bank National Association,
    ----------------------------------       not in its individual capacity, but
    Name: Andrew B. Taylor                   solely as Trustee
    Title:   Vice President




                                         By: /s/ Andy Streepey
                                            ------------------------------------
                                            Name: Andy Streepey
                                            Title: Assistant Vice President

                                  EXHIBIT A
                                  ---------

                               PARAGRAPH 13 TO
                             CREDIT SUPPORT ANNEX

                            to the Schedule to the
                               Master Agreement

                        dated as of December 21, 2006

                                   between

-------------------------------- -------- --------------------------------------
 JPMorgan Chase Bank, N.A.         and    J.P. Morgan Chase Commercial Mortgage
         ("Morgan")                             Securities Trust 2006-LDP9
                                                     ("Counterparty")
-------------------------------- -------- --------------------------------------

Paragraph 13. Elections and Variables


(a) Security Interest for "Obligations". The term "Obligations" as used in this Annex includes no additional obligations with respect to either party.

(b)     Credit Support Obligations.

        (i)    Delivery Amount, Return Amount and Credit Support Amount.

               (A)     "Delivery Amount" has the meaning specified in Paragraph
                       3(a).

               (B)     "Return Amount" has the meaning specified in Paragraph
                       3(b).

               (C) "Credit Support Amount" shall not have the meaning specified in Paragraph 3(b) and, instead, will have the following meaning:


               "Credit Support Amount" means, for any Valuation Date, (i) the Secured Party's Modified Exposure for that Valuation Date minus (ii) the Pledgor's Threshold; provided, however, that the Credit Support Amount will be deemed to be zero whenever the calculation of Credit Support Amount yields a number less than zero.

        (ii) Eligible Collateral. The following items will qualify as "Eligible Collateral":


----- --------------------------------------------------- --------- ------------
                                                                    "Valuation
                                                           Morgan    Percentage"
----- --------------------------------------------------- --------- ------------
(A)   USD Cash                                                 X        100%
----- --------------------------------------------------- --------- ------------
(B)   Negotiable debt obligations issued by the U.S.           X       98.8%
      Treasury Department having a remaining maturity
      of one year or less from the Valuation Date
----- --------------------------------------------------- --------- ------------
(C)   Negotiable debt obligations issued by the U.S.           X        92%
      Treasury Department having a remaining maturity
      of more than one year but less than ten years
      from the Valuation Date
----- --------------------------------------------------- --------- ------------
(D)   Negotiable debt obligations issued by the U.S.           X        84%
      Treasury Department having a remaining maturity of ten years or more from the Valuation Date

----- --------------------------------------------------- --------- ------------
(E)   Agency Securities having a remaining maturity of         X       98.4%
      one year or less from the Valuation Date
----- --------------------------------------------------- --------- ------------
(F)   Agency Securities having a remaining maturity of         X        90%
      more than one year but less than ten years from
      the Valuation Date
----- --------------------------------------------------- --------- ------------
(G)   Agency Securities having a remaining maturity of         X        82%
      ten years or more from the Valuation Date
----- --------------------------------------------------- --------- ------------
(H)   USD denominated Commercial Paper rated A1/P1 by          X        97%
      S&P and Moody's respectively, that (a) settles
      within DTC, (b) is not issued by Morgan or any of
      its Affiliates and (c) has a remaining maturity
      of 30 days or less from the Valuation Date
----- --------------------------------------------------- --------- ------------

          For purposes of the foregoing:

               (1) "Agency Securities" means negotiable debt obligations which are fully guaranteed as to both principal and interest by the Federal National Mortgage Association, the Government National Mortgage Association or the Federal Home Loan Mortgage Corporation, but excluding (i) interest only and principal only securities and (ii) Collateralized Mortgage Obligations, Real Estate Mortgage Investment Conduits and similar derivative securities.

               (2) "DTC" shall mean The Depository Trust & Clearing Corporation, or its successor.

               (3) "Moody's" shall mean Moody's Investors Service, Inc., or its successor.

               (4) "S&P" shall mean Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or its successor.

               (5) Eligible Collateral of the type described in Paragraph 13(b)(ii)(H) may never constitute more than 20% of the total Value of Posted Collateral.

               (6) With respect to Posted Collateral consisting of Eligible Collateral of the type described in Paragraph 13(b)(ii)(H), the aggregate Value of such Posted Collateral issued by the same issuer may never be greater than 33% of the aggregate Value of all Posted Collateral consisting of Eligible Collateral of the type described in Paragraph 13(b)(ii)(H).

               (7) "Fitch" shall mean Fitch Ratings, Inc., or its successor.

        (iii) Other Eligible Support. There shall be no "Other Eligible Support" for purposes of this Annex, unless agreed in writing between the parties.

        (iv) Thresholds.

               (D)     "Independent Amount" means zero.

               (E) "Threshold" shall not apply with respect to the Counterparty and, with respect to Morgan, shall mean the amounts determined on the basis of the lower of the Credit Ratings set forth in the following table, provided, however, that if (i) Morgan has no Credit Rating, or (ii) an Event of Default has occurred and is continuing with respect to Morgan, Morgan's Threshold shall be U.S.$0:

                ------------------------------ -------------------------
                           CREDIT RATING              THRESHOLD
                        (S&P /Moody's/Fitch)           Morgan

                ------------------------------ -------------------------
                S&P: A- or above                       Infinity

                Moody's: A3 or above

                Fitch: A- or above

                ------------------------------ -------------------------
                S&P: Below A-                            US$0

                Moody's: Below A3

                Fitch: Below A-

                ------------------------------ -------------------------


               As used herein:

               "Credit Rating" means, with respect to (a) S&P, the rating assigned by S&P to the short-term and long-term senior unsecured deposits of Morgan, (b) Moody's, the rating assigned by Moody's to the short-term and long-term senior unsecured deposits of Morgan, or (c) Fitch, the rating assigned by Fitch to the short-term and long-term senior unsecured deposits of Morgan, as applicable.

               (F) "Minimum Transfer Amount", with respect to a party on any Valuation Date, means U.S. $250,000.

               (G) Rounding. The Delivery Amount and the Return Amount will be rounded up and down to the nearest integral multiple of $100,000, respectively.

(c)     Valuation and Timing.

        (i) "Valuation Agent" means Morgan.

        (ii) "Valuation Date" means weekly on the last Local Business Day of each week or more frequently if agreed in writing by the parties.

        (iii) "Valuation Time" means the close of business in the city of the Valuation Agent on the Valuation Date or date of calculation, as applicable.

        (iv) "Notification Time" means 12:00 p.m., New York time, on a Local Business Day.

(d) Conditions Precedent. With respect to Morgan, any Additional Termination Event (if Morgan is the Affected Party with respect to such Termination Event) will be a "Specified Condition".

(e)     Substitution.

        (i) "Substitution Date" has the meaning specified in Paragraph 4(d)(ii).

        (ii) Consent. Inapplicable.

(f)     Dispute Resolution.

        (i) "Resolution Time" means 1:00 p.m., New York time, on the Local Business Day following the date on which the notice is given that gives rise to a dispute under Paragraph 5.

        (ii) Value. For the purposes of Paragraphs 5(i)(C) and 5(ii), the Value of Posted Credit Support other than Cash will be calculated as follows:

               (A) with respect to any Eligible Collateral except Cash, the sum of (I) (x) the mean of the high bid and low asked prices quoted on such date by any principal market maker for such Eligible Collateral chosen by the Disputing Party, or (y) if no quotations are available from a principal market maker for such date, the mean of such high bid and low asked prices as of the first day prior to such date on which such quotations were available, plus (II) the accrued interest on such Eligible Collateral (except to the extent Transferred to a party pursuant to any applicable provision of this Agreement or included in the applicable price referred to in (I) of this clause (A)) as of such date; multiplied by the applicable Valuation Percentage.

        (iii) Alternative. The provisions of Paragraph 5 will apply.

(g)     Holding and Using Posted Collateral.

        (i) Eligibility to Hold Posted Collateral; Custodians. Counterparty and its Custodian will be entitled to hold Posted Collateral pursuant to Paragraph 6(b); provided that the following conditions applicable to it are satisfied:

               (1)     Counterparty is not a Defaulting Party and

               (2) Posted Collateral may be held only in the following jurisdictions: New York State.

               Initially, the Custodian for Counterparty is: None

        (ii) Use of Posted Collateral. The provisions of Paragraph 6(c)(i) will not apply to Counterparty but the provisions of Paragraph 6(c)(ii) will apply to the Counterparty.

(h)     Distributions and Interest Amount.

        (i) Interest Rate. "Interest Rate" for any day means, the Federal Funds Overnight Rate. For the purposes hereof, "Federal Funds Overnight Rate" means, for any day, an interest rate per annum equal to the rate published as the Federal Funds Effective Rate that appears on Telerate Page 118 for such day.

        (ii) Transfer of Interest Amount. The Transfer of the Interest Amount will be made monthly on the second Local Business Day of each calendar month.

        (iii) Alternative to Interest Amount. The provisions of Paragraph 6(d)(ii) will apply.

(i)     Additional Representation(s). Not Applicable.

(j)     Other Eligible Support and Other Posted Support.

        (i) "Value" with respect to Other Eligible Support and Other Posted Support means: Not Applicable.

        (ii) "Transfer" with respect to Other Eligible Support and Other Posted Support means: Not Applicable

(k)     Demands and Notices.

All demands, specifications and notices under this Annex will be made pursuant to the Notices Section of this Agreement, unless otherwise specified here:



Counterparty:                          Wells Fargo Bank, N.A.
                                       9062 Old Annapolis Road
                                       Columbia, Maryland 21045
                                       Attention: Corporate Trust Services-J.P.
                                       Morgan 2006-LDP9

Morgan: JPMorgan Chase Bank, National Association Collateral Middle Office Americas 3/OPS2 500 Stanton Christiana Road
                                       Newark, Delaware  19713
                                       Telephone No.:  (302) 634-3191
                                       Facsimile No.:  (302) 634-3270
                                       Email: collateral_services@jpmorgan.com

(l)     Other Provisions:

        (i) Modification to Paragraph 1: The following subparagraph (b) is substituted for subparagraph (b) of this Annex:

        (b) Secured Party and Pledgor. All references in this Annex to the "Secured Party" will be to Counterparty and all corresponding references to the "Pledgor" will be to Morgan.

        (ii) Modification to Paragraph 2: The following Paragraph 2 is substituted for Paragraph 2 of this Annex:

               Paragraph 2. Security Interest. The Pledgor hereby pledges to the Secured Party, as security for its Obligations, and grants to the Secured Party a first priority continuing security interest in, lien on and right of Set-Off against all Posted Collateral Transferred to or received by the Secured Party hereunder. Upon the Transfer by the Secured Party to the Pledgor of Posted Collateral, the security interest and lien granted hereunder on that Posted Collateral will be released immediately and, to the extent possible, without any further action by either party.

        (iii) Modification to Paragraph 9: The following first clause of Paragraph 9 is substituted for the first clause of Paragraph 9 of this
        Annex:

        Paragraph 9.   Representations.  The Pledgor represents to the
        Secured Party (which representations will be deemed to be repeated as of each date on which it Transfers Eligible Collateral) that:

        (iv) Modifications to Paragraph 12: The following definitions of "Pledgor" and "Secured Party" are substituted for the definitions of those terms contained in Paragraph 12 of this Annex:

        "Pledgor" means Morgan, when that party (i) receives a demand for or is required to Transfer Eligible Credit Support under Paragraph 3(a) or (ii) has Transferred Eligible Credit Support under Paragraph 3(a).

        "Secured Party" means Counterparty, when that party (i) makes a demand for or is entitled to receive Eligible Credit Support under Paragraph 3(a) or (ii) holds or is deemed to hold Posted Credit Support.

        (v) Addition to Paragraph 12: The following definitions of "Modified Exposure" shall be added immediately after the definition of the term "Minimum Transfer Amount" and immediately prior to the definition of the term "Notification Time" in Paragraph 12 of this Annex:

        "Modified Exposure" means, for any Valuation Date, an amount equal to the sum of (i) the greater of USD 0 and the Secured Party's Exposure for that Valuation Date and (ii) the sum of the Volatility Buffers determined by the Valuation Agent with respect to each Transaction subject to the Agreement. As used herein:

        "Volatility Buffer" means, with respect to a Transaction, an amount equal to the product of (a) the Factor applicable to the Transaction and (b) the Notional Amount of the Transaction.

        "Factor" means, with respect to a Transaction, a percentage dependent on Morgan's Counterparty Rating by S&P or Moody's, as applicable, and the original maturity of the Transaction and determined by the Valuation Agent by reference to the following table:

            ------------------- ------------- ------------- ------------
            Counterparty         Maturities   Maturities    Maturities
            Rating               up to 5      up to 10      up to 30
            (S&P/Moody's)        years (%)    years (%)     years (%)
            ------------------- ------------- ------------- ------------
            A-2/P-2               3.25        4.00           4.75
            ------------------- ------------- ------------- ------------
            ------------------- ------------- ------------- ------------
            A-3/P-3               4.00        5.00           6.25
            ------------------- ------------- ------------- ------------
            ------------------- ------------- ------------- ------------
            BB+ or lower/Ba1      4.50        6.75           7.50
            or lower
            ------------------- ------------- ------------- ------------

        Modification to Paragraph 12: Clause "(B)" of the definition of "Value" will be substituted to read in its entirety as follows:

        "(B) a security, the bid price obtained by the Valuation Agent from one of the Pricing Sources multiplied by the applicable Valuation Percentage, if any;"

        (vi) Addition to Paragraph 12: The following definition of "Pricing Sources" shall be added immediately after the definition of the term "Posted Credit Support" and immediately prior to the definition of the term "Recalculation Date" in Paragraph 12 of this Annex:

        "Pricing Sources" means the sources of financial information commonly known as Bloomberg, Bridge Information Services, Data Resources Inc., Interactive Data Services, International Securities Market Association, Merrill Lynch Securities Pricing Service, Muller Data Corporation, Reuters, Wood Gundy, Trepp Pricing, JJ Kenny, S&P and Telerate.

Accepted and Agreed:

JPMORGAN CHASE BANK, N.A.



By:   /s/  Andrew B. Taylor
    ------------------------------------------
    Name:  Andrew B. Taylor
    Title:    Vice President



J.P. MORGAN CHASE COMMERCIAL
MORTGAGE SECURITIES TRUST 2006-LDP9

By: LaSalle Bank National Association, not in its individual capacity, but solely as Trustee



By:   /s/  Andy Streepey
    ------------------------------------------
    Name:  Andy Streepey
    Title:   Assistant Vice President